UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐   Definitive Proxy Statement

☒   Definitive Additional Materials

☐   Soliciting Material under §240.14a-12

AMAG PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

MSMB CAPITAL MANAGEMENT LLC
IRONMAN ACQUISITION, LP
IRONMAN ACQUISITION GP, LLC

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒   No fee required.

☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)   Title of each class of securities to which transaction applies:

             ___________________________________________________________________________________________

    (2)   Aggregate number of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             ___________________________________________________________________________________________

    (4)   Proposed maximum aggregate value of transaction:

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    (5)   Total fee paid:

             ___________________________________________________________________________________________

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:

     _____________________________________________________________________________________

(2)     Form, Schedule or Registration Statement No.:

     _____________________________________________________________________________________

(3)     Filing Party:

     _____________________________________________________________________________________

(4)     Date Filed:

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Dear AMAG stockholder,

Please find attached the proxy statement of MSMB Capital Management LLC in connection with the Special Meeting of Stockholders of AMAG Pharmaceuticals, Inc., which was just filed with the U.S. Securities and Exchange Commission.  MSMB urges you to review the proxy statement and vote your BLUE proxy card “AGAINST” the proposal to approve the issuance of shares of AMAG common stock in connection with proposed merger with Allos Therapeutics, Inc.

If you have any questions or require any assistance in voting your shares of AMAG common stock, please contact MSMB’s proxy solicitor, Innisfree M&A Incorporated, at (212) 750-5833.